                                                                    EXHIBIT 99.6

                                                                  EXECUTION COPY

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                             AUCTION AGENT AGREEMENT


                                  by and among


                       EDUCATION FUNDING CAPITAL TRUST-III
                                   as Issuer,


                                FIFTH THIRD BANK
                              as Indenture Trustee,


                                       and


                      DEUTSCHE BANK TRUST COMPANY AMERICAS
                                as Auction Agent

                                    --------

                           Dated as of October 1, 2003

                                    --------

                                   Relating to

                       Education Funding Capital Trust-III

                    $485,000,000 Education Loan Backed Notes
                                  consisting of

                     Education Loan Backed Notes, Series A-4
                     Education Loan Backed Notes, Series A-5
                     Education Loan Backed Notes, Series A-6
                     Education Loan Backed Notes, Series A-7
                     Education Loan Backed Notes, Series A-8
                     Education Loan Backed Notes, Series B-1

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                                                         Auction Agent Agreement

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                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

SECTION 1. DEFINITIONS AND RULES OF CONSTRUCTION.............................. 1
    1.1   Terms Defined by Reference to Indenture............................. 1
    1.2   Terms Defined Herein................................................ 1
    1.3   Rules of Construction............................................... 3

SECTION 2. THE AUCTION........................................................ 3
    2.1   Interest Rate on Auction Rate Notes; Incorporation by
          Reference of Auction Procedures and Settlement Procedures........... 3
    2.2   Preparation of Each Auction; Maintenance of
          Existing Owner Registry............................................. 4
    2.3   All Hold Rate, Maximum Rate, Net Loan Rate,
          Applicable LIBOR Rate............................................... 6
    2.4   Auction Schedule.................................................... 7
    2.5   Changes in Auction Periods or Auction Date.......................... 8
    2.6   Notice of Fee Rate Change........................................... 9
    2.7   Notices to Existing Owners.......................................... 9
    2.8   Payment Default..................................................... 9
    2.9   Broker-Dealers...................................................... 9
    2.10  Access to and Maintenance of Auction Records........................ 9

SECTION 3. TERM OF AGREEMENT................................................. 11

SECTION 4. INDENTURE TRUSTEE................................................. 11

SECTION 5. REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE........... 12

SECTION 6. THE AUCTION AGENT................................................. 12
    6.1   Duties and Responsibilities........................................ 12
    6.2   Rights of the Auction Agent........................................ 13
    6.3   Auction Agent's Disclaimer......................................... 13
    6.4   Compensation, Remedies and Indemnification......................... 13
    6.5   Compensation of the Broker-Dealers................................. 14

SECTION 7. MISCELLANEOUS..................................................... 15
    7.1   Governing Law...................................................... 15
    7.2   Communications..................................................... 15
    7.3   Entire Agreement................................................... 16
    7.4   Benefits........................................................... 16
    7.5   Amendment; Waiver.................................................. 17
    7.6   Successors and Assigns............................................. 17
    7.7   Severability....................................................... 17
    7.8   Execution in Counterparts.......................................... 17

                                       -i-

                                                         Auction Agent Agreement

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Exhibits
--------

Exhibit A  --  List of Initial Broker-Dealers
Exhibit B  --  Notice of Ratings
Exhibit C  --  Notice of Notes Outstanding
Exhibit D  --  Notice of Fee Rate Change
Exhibit E  --  Notice of a Payment Default
Exhibit F  --  Settlement Procedures
Exhibit G  --  Notice of Continuation of Auction Period
Exhibit H  --  Notice of Interest Rate


                                      -ii-

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                        AUCTION AGENT AGREEMENT

     THIS AUCTION AGENT AGREEMENT, dated as of October 1, 2003 (this "Auction Agent Agreement"), is being entered into by and among EDUCATION FUNDING CAPITAL TRUST-III, a Delaware statutory trust (together with any successors or assigns, the "Issuer"), FIFTH THIRD BANK, an Ohio banking corporation, as Indenture Trustee (together with any successors or assigns, the "Indenture Trustee") under a certain Indenture of Trust, as hereinafter defined and described, and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation (together with its successors and assigns, the "Auction Agent"), acting not in its individual capacity but solely as agent for the Issuer.

                              W I T N E S S E T H:

     WHEREAS, the Issuer proposes to cause the Indenture Trustee to authenticate and deliver $485,000,000 aggregate principal amount of its Education Loan Backed Notes, in six series designated Education Loan Backed Notes, Series A-4 (the "Series A-4 Notes"), Education Loan Backed Notes, Series A-5 (the "Series A-5 Notes"), Education Loan Backed Notes, Series A-6 (the "Series A-6 Notes"), Education Loan Backed Notes, Series A-7 (the "Series A-7 Notes"), Education Loan Backed Notes, Series A-8 (the "Series A-8 Notes"), and Education Loan Backed Notes, Series B-1 (the "Series B-1 Notes")(the "Series B-1 Notes" and, together with the Series A-4 Notes, the Series A-5 Notes, the Series A-6 Notes, the Series A-7 Notes and the Series A-8 Notes, the "Auction Rate Notes"). The Auction Rate Notes are being issued under an Indenture of Trust dated as of October 1, 2003 (the "Indenture"); and

     WHEREAS, pursuant to Appendix B to the Indenture, the Auction Agent has been appointed to act in the capacities set forth in this Auction Agent Agreement; and

     WHEREAS, the Indenture Trustee is entering into this Auction Agent Agreement at the direction of the Issuer pursuant to the terms of the Indenture;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the Issuer, the Indenture Trustee and the Auction Agent agree as follows:

     Section 1. Definitions and Rules of Construction.

          1.1 Terms Defined by Reference to Indenture. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Indenture.

          1.2 Terms Defined Herein. As used herein and in the Settlement Procedures (as defined below), the following terms shall have the following meanings, unless the context otherwise requires:

          "Auction" shall have the meaning specified in Section 2.1 hereof.

          "Auction Agent Fee" shall have meaning specified in Section 6.4(a) hereof.

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                                                         Auction Agent Agreement


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          "Auction Procedures" shall mean the provisions that are set forth in
Section 2.02 of Appendix B to the Indenture.

          "Authorized Auction Agent Officer" shall mean, with respect to the Auction Agent, each Director, Vice President, Assistant Vice President and Associate of the Auction Agent and every other officer of the Auction Agent assigned to its Corporate Trust and Agency Group and every other officer or employee of the Auction Agent designated as an "Authorized Auction Agent Officer" for purposes hereof in a communication to the Indenture Trustee and the Issuer.

          "Authorized Issuer Officer" shall mean, with respect to the Issuer, means any vice president, trust officer or other officer of the Co-Owner Trustee authorized to sign the document or take the action in question and every other officer or employee of the Issuer designated as an "Authorized Issuer Officer" for purposes hereof in a communication to the Indenture Trustee and the Auction Agent.

          "Authorized Trustee Representative" shall mean each vice president, assistant vice president or trust officer in the corporate trust department of the Indenture Trustee and every other officer or employee of the Indenture Trustee designated as an "Authorized Trustee Representative" for purposes hereof in a written communication to the Auction Agent and the Issuer.

          "Broker-Dealer" shall mean, with respect to each Series of Auction Rate Notes, a Person listed as a Broker-Dealer for such Series on Exhibit A hereto, as such Exhibit A may be amended from time to time.

          "Broker-Dealer Agreements" shall mean each agreement between the Auction Agent and a Broker-Dealer substantially in the form of the Broker-Dealer Agreements dated as of October 1, 2003 between the Auction Agent and each of Citigroup Global Markets Inc. and William R. Hough & Co.

          "Broker-Dealer Fee" shall have the meaning specified in Section 6.5(a) hereof.

          "Broker-Dealer Fee Rate" shall have the meaning specified in Section 6.5(b) hereof.

          "Existing Owner Registry" shall mean the register maintained by the Auction Agent pursuant to Section 2.2 hereof.

          "Notice of Failure to Deliver or Make Payment" shall mean a notice substantially in the form of Exhibit D to the Broker-Dealer Agreement.

          "Notice of Fee Rate Change" shall mean a notice substantially in the form of Exhibit D hereof.

          "Notice of Payment Default" shall mean a notice substantially in the form of Exhibit E hereto.

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          "Notice of Ratings" shall mean a notice substantially in the form of
Exhibit B hereto.

          "Notice of Notes Outstanding" shall mean a notice substantially in the form of Exhibit C hereto.

          "Notice of Transfer" shall mean a notice substantially in the form of Exhibit C to the Broker-Dealer Agreement.

          "Participant" shall mean a member of, or participant in, the Securities Depository.

          "Settlement Procedures" shall mean the Settlement Procedures attached as Exhibit F hereto.

          1.3 Rules of Construction. Unless the context or use indicates another or different meaning or intent, the following rules shall apply to the construction of this Auction Agent Agreement:

          (a) Words importing the singular number shall include the plural number and vice versa.

          (b) The captions and headings herein are solely for convenience of reference and shall not constitute a part of this Auction Agent Agreement nor shall they affect its meaning, construction or effect.

          (c) The words "hereof," "herein," "hereto" and other words of similar import refer to this Auction Agent Agreement as a whole.

          (d) All references herein to a particular time of day shall be to New York City time.

          (e) The rights and duties of the Indenture Trustee, the Auction Agent and the Issuer under this Auction Agent Agreement shall apply to each Series of the Auction Rate Notes, but separately in each case. References to "Auction Rate Notes" shall, unless the context clearly contemplates a reference to all the Auction Rate Notes, be deemed to refer only to a particular Series of Auction Rate Notes.

     Section 2.   The Auction.

          2.1 Interest Rate on Auction Rate Notes; Incorporation by Reference of Auction Procedures and Settlement Procedures.

          (a) During the Initial Period, each Series of the Auction Rate Notes shall bear interest at the Initial Rate for such Series. Thereafter, the Auction Rate Notes shall bear interest at the Auction Note Interest Rate based on an Interest Period that shall be an Auction Period. The Auction
     Note Interest Rate on each Series of the Auction Rate Notes for each Auction Period shall be the least of (i) the Net Loan Rate, (ii) the Auction

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     Rate determined in accordance with the Auction Procedures, and (iii) the
     Maximum Rate. Pursuant to Section 2.02(e) of Appendix B to the Indenture, the Issuer has duly appointed Deutsche Bank Trust Company Americas as Auction Agent for purposes of the Auction Procedures and to perform such other obligations and duties as are herein set forth. Deutsche Bank Trust Company Americas hereby accepts such appointment and agrees that, on each Auction Date, it shall follow the procedures set forth in this Section 2 and the Auction Procedures for the purpose of, among other things, determining the Auction Rate, and ultimately the Auction Note Interest Rate for each Series of the Auction Rate Notes for each Auction Period other than the Initial Period. Each periodic operation of such procedures is hereinafter referred to as an "Auction."

          (b) All of the provisions contained in the Auction Procedures and the Settlement Procedures are incorporated herein by reference in their entirety and shall be deemed to be a part hereof to the same extent as if such provisions were fully set forth herein.

          2.2   Preparation of Each Auction; Maintenance of Existing Owner
Registry.

          (a) A list of Broker-Dealers (showing William R. Hough & Co. as the initial Broker-Dealer for the Series A-4 Notes and Citigroup Global Markets Inc. as the initial Broker-Dealer for the Series A-5 Notes, Series A-6 Notes, Series A-7 Notes, Series A-8 Notes and Series B-1 Notes) is attached as Exhibit A to this Auction Agent Agreement. Not later than seven days prior to any Auction Date for which any change in such list of Broker-Dealers is to be effective, the Indenture Trustee, at the direction of an Authorized Issuer Officer, will notify the Auction Agent in writing of such change and, if any such change is the addition of a Broker-Dealer to such list, shall cause to be delivered to the Auction Agent for execution by the Auction Agent a Broker-Dealer Agreement manually signed by such Broker-Dealer. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

          (b) In the event that any day that is scheduled to be an Auction Date shall be changed after the Auction Agent shall have given the notice of such Auction Date pursuant to clause (vii) of paragraph (a) of the Settlement Procedures, the Auction Agent, by such means as the Auction Agent deems practicable, shall give notice of such change to the Broker-Dealers not later than the earlier of 9:15 a.m. on the new Auction Date and 9:15 a.m. on the old Auction Date.

          (c) (i) The Auction Agent shall maintain a current registry of Persons that are Broker-Dealers, compiled initially on the Closing Date as described below, and that hold Auction Rate Notes, for purposes of dealing with the Auction Agent in connection with an Auction (such registry being herein called the "Existing Owner Registry"). Such Persons shall constitute the "Existing Owners" for purposes of dealing with the Auction Agent in connection with an Auction. The Auction Agent shall indicate in the Existing Owner Registry for each Existing Owner the identity of the Broker-Dealer that submitted the most recent Order in

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          any Auction that resulted in such Existing Owner continuing to hold or purchasing the Auction Rate Notes. Pursuant to the Broker-Dealer Agreements, Citigroup Global Markets Inc. and William R. Hough & Co.
          as the initial Broker-Dealers, have agreed to provide to the Auction Agent on the Closing Date the names and addresses of the Persons who are to be initially listed on the Existing Owner Registry as constituting the initial Existing Owners of Auction Rate Notes of the applicable Series for purposes of dealing with the Auction Agent in connection with an Auction. The Auction Agent may rely upon, as evidence of the identities of the Existing Owners, such lists, the results of each Auction and notices from any Existing Owner, Participant of any Existing Owner or Broker-Dealer of any Existing Owner as described in Section 2.2(c)(iii) hereof.

               (ii) The Indenture Trustee shall notify the Auction Agent in writing when any notice of redemption of Auction Rate Notes is sent to the Securities Depository as the Holder of Auction Rate Notes not later than 11:00 a.m. on the date such notice is sent. Such notice with respect to a redemption shall be substantially in the form of Exhibit C hereto. In the event the Auction Agent receives from the Indenture Trustee written notice of any partial redemption of any Auction Rate Notes, the Auction Agent shall request the Securities Depository to notify the Auction Agent of the Participants whose Auction Rate Notes have been called for redemption and the person or department at such Participant to contact regarding such redemption and, within two Business Days after the receipt by the Auction Agent of such information, the Auction Agent shall request each Participant to disclose to the Auction Agent (upon selection by such Participant of the Existing Owners whose Auction Rate Notes are to be redeemed) the aggregate principal amount of such Auction Rate Notes of each such Existing Owner, if any, that are to be redeemed. In the absence of receiving any such information with respect to any Existing Owner from such Existing Owner's Participant or otherwise, the Auction Agent may continue to treat such Existing Owner as the beneficial owner of the principal amount of Auction Rate Notes shown in the Existing Owner Registry.

               (iii) The Auction Agent shall be required to register in the Existing Owner Registry a transfer of Auction Rate Notes from an Existing Owner to another Person only if such transfer is made to a Person through a Broker-Dealer and if (A) such transfer is pursuant to an Auction or (B) the Auction Agent has been notified in writing (1) in a notice substantially in the form of a Notice of Transfer by such Existing Owner, by the Participant of such Existing Owner or by the Broker-Dealer of such Existing Owner of such transfer, or (2) in a notice substantially in the form of a Notice of Failure to Deliver or Make Payment by the Broker-Dealer of any Person that purchased or sold Auction Rate Notes in an Auction of the failure of such Auction Rate Notes to be transferred as a result of the Auction. The Auction Agent is not required to accept any Notice of Transfer or Notice of Failure to Deliver or Make Payment delivered prior to an Auction unless it is received by the Auction Agent by 3:00 p.m. on the Business Day next preceding the applicable Auction Date.

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          (d)   The Auction Agent may request that the Broker-Dealers, as set forth in the Broker-Dealer Agreements, provide the Auction Agent with the aggregate principal amount of Auction Rate Notes held by such Broker-Dealers for purposes of the Existing Owner Registry. Except as permitted by Section 2.10 hereof, the Auction Agent shall keep confidential any such information and shall not disclose any such information so provided to any Person other than the relevant Broker-Dealer, the Issuer and the Indenture Trustee, provided that the Auction Agent reserves the right to disclose any such information if it is advised by its counsel that its failure to do so would be unlawful or if failure to do so would expose the Auction Agent to loss, liability, claim or damages for which the Auction Agent shall not previously have been adequately indemnified.

          (e) The Auction Agent shall send by telecopy or other means a copy of any Notice of Notes Outstanding received from the Indenture Trustee to each Broker-Dealer in accordance with Section 4.3 of the applicable Broker-Dealer Agreement.

          2.3   All Hold Rate, Maximum Rate, Net Loan Rate, Applicable LIBOR
Rate.

          (a) On each Auction Date, the Auction Agent shall determine the All Hold Rate, the Maximum Rate and the Applicable LIBOR Rate. The components of the Net Loan Rate with respect to each Auction Date shall be determined by the Administrator and communicated in writing to the Auction Agent in accordance with the Indenture. Not later than 9:30 a.m. on each Auction Date, the Auction Agent shall notify the Indenture Trustee and the Broker-Dealers of the All Hold Rate, the Maximum Rate, the Net Loan Rate and the Applicable LIBOR Rate so determined. On the Closing Date, the Issuer shall give written notice to the Auction Agent of the initial ratings on the Auction Rate Notes by each Rating Agency substantially in the form of the Notice of Ratings. Thereafter, if there is a change in any of such ratings, the Issuer shall give written notice to the Auction Agent substantially in the form of the Notice of Ratings within three Business Days of its receipt of notice of such change, but not later than the close of business on the Business Day immediately preceding an Auction Date if the Issuer has received written notice of such change in a rating or ratings prior to 12:00 noon on such Business Day, and the Auction Agent shall take into account such change in rating or ratings for purposes hereof and any Auction so long as such Notice of Ratings is received by the Auction Agent no later than the close of business on such Business Day. In determining the Maximum Rate and All-Hold Rate on any Auction Date, the Auction Agent shall be entitled to rely on the Applicable LIBOR Rate of which it has most recently received notice.

          (b)   (i)   If, on any Auction Date for an Auction Period, an Auction
          is not held for any reason, then the Auction Note Interest Rate for the next succeeding Auction Period shall be the lesser of the Net Loan Rate and the Maximum Rate.

                (ii) If the ownership of the Auction Rate Notes is no longer maintained in Book-entry Form by the Securities Depository, no further Auctions shall be held and the Auction Note Interest Rate for each Interest Period commencing after the delivery of certificated Notes pursuant to Section 1.01(g) of the Indenture

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          shall equal the lesser of (A) the applicable Maximum Rate and (B) the
          Net Loan Rate in effect for such Interest Period as determined by the Indenture Trustee on the Business Day immediately preceding the first day of such subsequent Interest Period.

                (iii) If a Payment Default shall have occurred with respect to a Series of Auction Rate Notes, the Auction Note Interest Rate with respect to such Series for each Interest Period commencing on or immediately after the occurrence of such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, shall equal the Non-Payment Rate, as determined by the Indenture Trustee on the first day of such Interest Period as provided in Appendix B to the Indenture. The Interest Rate for each Interest Period commencing at least two Business Days after any cure or waiver of a Payment Default shall be determined through implementation of the Auction Procedures.

          2.4 Auction Schedule. The Auction Agent shall conduct Auctions for the Auction Rate Notes on the Auction Date in accordance with the schedule set forth below. Such schedule may be changed by the Auction Agent with the consent of the Indenture Trustee and the Market Agent, which consents are not to be unreasonably withheld or delayed. Notice of such a change must be given prior to the close of business on the Business Day preceding the first Auction Date on which such change shall be effective.

                  Time                                    Event

By 9:30 a.m.                            Auction Agent advises the Indenture
                                        Trustee and the Broker-Dealers of the
                                        Maximum Rate, the Net Loan Rate, the All
                                        Hold Rate, and the Applicable LIBOR Rate to be used in determining the Auction
                                        Rate under the Auction Procedures and
                                        the Auction Agent Agreement.

9:30 a.m.-1:00 p.m.                     Auction Agent assembles information
                                        communicated to it by Broker-Dealers as
                                        provided in the Auction Procedures.
                                        Submission Deadline is 1:00 p.m.

Not earlier than 1:00 p.m.              Auction Agent makes determinations
                                        pursuant to Section 2.02(a)(iii) of
                                        Appendix B to the Indenture.

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Not later than 3:00 p.m.                Auction Agent advises the Indenture
                                        Trustee and the Broker-Dealers of the
                                        results of the Auction as provided in
                                        Section 2.02(a)(iii)(B) and (C) of
                                        Appendix B to the Indenture. Submitted
                                        Bids and Submitted Sell Orders are
                                        accepted and rejected in whole or in
                                        part and principal amounts of Auction
                                        Rate Notes are allocated as provided in
                                        the Auction Procedures. Auction Agent
                                        gives notice of Auction results as set
                                        forth in Section 2.4(a) of the
                                        Broker-Dealer Agreement.

     The Auction Agent shall follow the notification procedures set forth in paragraph (a) of the Settlement Procedures.

          2.5   Changes in Auction Periods or Auction Date.

          (a)   Changes in Auction Period or Periods.

                (i) The Auction Agent shall deliver any notice delivered to it pursuant to Section 2.02(g)(i) of Appendix B to the Indenture to the Existing Owners within two Business Days of its receipt thereof.

                (ii) The Auction Agent shall deliver any Issuer Certificate delivered to it pursuant to Section 2.02(g)(iii) of Appendix B to the Indenture to the Broker-Dealers not later than 3:00 p.m. on the last Business Day preceding the next Auction Date by telecopy or similar means.

                (iii) If, after delivery to the Auction Agent of the notice referred to in Section 2.02(g)(i) of Appendix B to the Indenture, the Auction Agent fails to receive the Issuer Certificate and the Market Agent consent referred to in Section 2.02(g)(iii) of Appendix B to the Indenture by 11:00 a.m. on the last Business Day preceding the next Auction Date, the Auction Agent shall deliver a notice of such failure in substantially the form of Exhibit G hereto to the Broker-Dealers not later than 3:00 p.m. on such Business Day by telecopy or other similar means.

                (iv) If, after delivery to the Auction Agent of the notice referred to in the Section 2.02(g)(i) of Appendix B to the Indenture and the certificate referred to in Section 2.02(g)(iii) of Appendix B to the Indenture, Sufficient Bids are not received by the Auction Agent by the Submission Deadline, the Auction Agent shall notify the Broker-Dealers not later than 3:00 p.m. on such Auction Date by telephone confirmed in writing in substantially the form of Exhibit H hereto the next Business Day.

          (b) Changes in Auction Date. The Auction Agent shall deliver any notice delivered to it pursuant to Section 2.02(h) of Appendix B to the Indenture to the Broker-Dealers within three Business Days of its receipt thereof.

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          2.6   Notice of Fee Rate Change. If the Broker-Dealer Fee Rate is
changed pursuant to the provisions of Section 6.5(b) hereof, the Auction Agent shall deliver a Notice of Fee Rate Change (i) to the Indenture Trustee with respect to a change in the Broker-Dealer Fee Rate and (ii) to the Broker-Dealers with respect to a change in the Broker-Dealer Fee Rate, in each case within two Business Days of such change.

          2.7 Notices to Existing Owners. The Auction Agent shall be entitled to rely upon the address of each Broker-Dealer as provided in Section 4.3 of the applicable Broker-Dealer Agreement in connection with any notice to each Broker-Dealer, as an Existing Owner, required to be given by the Auction Agent.

          2.8   Payment Default.

          (a) After delivery by the Indenture Trustee to the Auction Agent of a notice that a Payment Default shall have occurred, the Auction Agent shall, on the Business Day following its receipt of the same, deliver a Notice of Payment Default to the Broker-Dealers by telecopy or other similar means.

          (b) The Auction Agent shall deliver a copy of any notice received by it from the Indenture Trustee to the effect that a Payment Default has been cured to the Broker-Dealers on the Business Day following its receipt of the same by telecopy or other similar means.

          2.9   Broker-Dealers.

          (a) If the Auction Agent is provided with a copy of a Broker-Dealer Agreement, which has been manually signed, with any Person listed on Exhibit A hereto to which the Indenture Trustee, at the direction of an Authorized Issuer Officer, shall have consented, it shall enter into such Broker-Dealer Agreement with such Person. The Issuer hereby directs the Indenture Trustee to consent to Citigroup Global Markets Inc. and William
     R. Hough & Co. as the initial Broker-Dealers.

          (b) The Auction Agent may, at the written direction of an Authorized Issuer Officer and with the approval of Citigroup Global Markets Inc. and William R. Hough & Co., so long as Citigroup Global Markets Inc. and William R. Hough & Co. are acting as Broker-Dealers, enter into a Broker-Dealer Agreement with any other Person who requests to be selected to act as a Broker-Dealer. The Auction Agent shall have entered into a Broker-Dealer Agreement with each Broker-Dealer prior to the participation of any such Broker-Dealer in any Auction.

          (c) The Auction Agent shall terminate any Broker-Dealer Agreement as set forth therein at the direction of an Authorized Issuer Officer.

          2.10 Access to and Maintenance of Auction Records. The Auction Agent shall afford to the Indenture Trustee, the Issuer and their respective agents, independent public accountants and counsel access, at reasonable times during normal business hours, to review and make extracts or copies (at no cost to the Auction Agent) of all books, records, documents and

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other information concerning the conduct and results of Auctions, provided that any such agent, accountant or counsel shall furnish the Auction Agent with a letter from the Indenture Trustee or the Issuer requesting that the Auction Agent afford such Person access. For purposes of this Section 2.10, the Broker-Dealers shall not be considered to be agents of the Indenture Trustee or the Issuer. The Auction Agent shall maintain records relating to any Auction for a period of two years after such Auction (or for such longer period requested in writing by the Indenture Trustee or the Issuer, not to exceed four years after each Auction), and such records shall, in reasonable detail, accurately and fairly reflect the actions taken by the Auction Agent hereunder. At the end of such period, the Auction Agent shall deliver such records to the Indenture Trustee, if so requested in writing. The Indenture Trustee and the Issuer agree to keep any information regarding the conduct and results of the Auctions, including, without limitation, information regarding customers of any Broker-Dealer, received from the Auction Agent in connection with this Auction Agent Agreement confidential and shall not disclose such information or permit the disclosure of such information without the prior written consent of the applicable Broker-Dealer to anyone except such agent, accountant or counsel engaged to audit or review the results of Auctions as permitted by this Section
2.10. Any such agent, accountant or counsel, before having access to such information, shall agree to keep such information confidential and not to disclose such information or permit disclosure of such information without the prior written consent of the applicable Broker-Dealer, except as may otherwise be required by law.

                                                         Auction Agent Agreement

     Section 3. Term of Agreement.

          (a) This Auction Agent Agreement shall terminate on the earlier to occur of (i) the satisfaction and discharge of the Indenture with respect to the Auction Rate Notes or this Auction Agent Agreement and (ii) the date on which this Auction Agent Agreement is terminated in accordance with this
     Section 3. The Indenture Trustee may terminate this Auction Agent Agreement in accordance with Section 2.02(e)(i) of Appendix B to the Indenture. The Auction Agent may terminate this Auction Agent Agreement upon written notice to the Indenture Trustee, the Issuer and each Broker-Dealer on the date specified in such notice, which date shall be no earlier than 90 days after the date of delivery of such notice. Notwithstanding the foregoing, the provisions of Section 2 hereof shall terminate upon the delivery of certificates representing Auction Rate Notes pursuant to the Indenture. Notwithstanding the foregoing, the Auction Agent may terminate this Agreement without further notice if, within 25 days after notifying in writing the Indenture Trustee, the Issuer and each Broker-Dealer that it has not received payment of any Auction Agent Fee due it in accordance with the terms hereof, the Auction Agent does not receive such payment. Any resignation of the Auction Agent or termination of this Auction Agent Agreement, other than as described in the preceding sentence of this paragraph, shall not become effective until a successor Auction Agent has been appointed and acceptance of such appointment by such successor Auction Agent. The Issuer and the Indenture Trustee agree to diligently proceed to appoint a successor Auction Agent. However, if a successor Auction Agent shall not have been appointed within 60 days from the date of such notice of resignation, the resigning Auction Agent may petition any court of competent jurisdiction for the appointment of a successor Auction Agent.

          (b) Except as otherwise provided in this Section 3(b), the respective rights and duties of the Indenture Trustee, the Issuer and the Auction Agent under this Auction Agent Agreement shall cease upon termination of this Auction Agent Agreement. The Indenture Trustee's representations and warranties to the Auction Agent under Section 5 hereof, the Issuer's obligations to the Auction Agent under Section 6.4 hereof and to the Broker-Dealers under Section 6.5 hereof, and the Auction Agent's obligations under Section 2.10 hereof shall survive the termination of this Auction Agent Agreement subject to Section 4 hereof. Upon termination of this Auction Agent Agreement, the Auction Agent shall, upon written request, promptly deliver to the Indenture Trustee copies of all books and records maintained by it with respect to Auction Rate Notes in connection with its duties hereunder.

     Section 4. Indenture Trustee. All privileges, rights and immunities given to the Indenture Trustee in the Indenture are hereby extended to and applicable to the Indenture Trustee's obligations hereunder.

                                                         Auction Agent Agreement

     Section 5. Representations and Warranties of the Indenture Trustee. The Indenture Trustee hereby represents and warrants to the Auction Agent and the Issuer as follows:

          5.1 The Indenture Trustee (i) has been duly incorporated and is validly existing and in good standing as a banking corporation under the laws of Ohio, and (ii) has all necessary authority, approvals, consents (whether from the Issuer or otherwise) to enter into and perform its obligations under this Auction Agent Agreement. This Auction Agent Agreement has been duly and validly authorized, executed and delivered by the Indenture Trustee and constitutes the legal, valid, binding and enforceable obligation of the Indenture Trustee.

          5.2 Neither the execution, delivery and performance of this Auction Agent Agreement, the consummation of the transactions contemplated hereby nor the fulfillment of or compliance with the terms and conditions of this Auction Agent Agreement will conflict with, violate or result in a breach of, the terms, conditions or provisions of, or constitute a default under, any law or regulation, any order or decree of any court or public authority having jurisdiction over the Indenture Trustee, or any mortgage, indenture, contract, agreement or undertaking to which the Indenture Trustee is a party or by which it is bound, or the organizational documents pursuant to which the Indenture Trustee has been created and under which it is operating.

          5.3 All approvals, consents and orders of any governmental authority, legislative body, board, agency or commission having jurisdiction over the Indenture Trustee that would constitute a condition precedent to or the absence of which would materially adversely affect the due performance by the Indenture Trustee of its obligations under this Auction Agent Agreement have been obtained.

     Section 6. The Auction Agent.

          6.1   Duties and Responsibilities.

          (a) The Auction Agent is acting solely as agent of the Issuer and owes no fiduciary duties to any Person by reason of this Auction Agent Agreement. The Auction Agent undertakes to perform such duties and only such duties as are specifically set forth in this Auction Agent Agreement, and no implied covenants or obligations shall be read into this Auction Agent Agreement by means of the provisions of the Indenture or otherwise against the Auction Agent.

          (b) In the absence of bad faith or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or for any error of judgment made by it in the performance of its duties under this Auction Agent Agreement. The Auction Agent shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining the pertinent facts.

          (c) The Auction Agent shall not agree to any amendment to a Broker-Dealer Agreement without the prior written consent of the Issuer, which consent shall not be unreasonably withheld.

                                                         Auction Agent Agreement

          6.2   Rights of the Auction Agent.

          (a) The Auction Agent may rely and shall be protected in acting or refraining from acting upon any communication authorized hereby and upon any written instruction, notice, request, direction, consent, report, certificate, form of note certificate or other instrument, paper or document believed by it to be genuine. The Auction Agent shall not be liable for acting upon any telephone communication authorized hereby that the Auction Agent believes in good faith to have been given by the Issuer, the Indenture Trustee or by a Broker-Dealer. The Auction Agent may record telephone communications with the Issuer, the Indenture Trustee or with Broker-Dealers or with any of the foregoing.

          (b) The Auction Agent may consult with counsel of its choice, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

          (c) The Auction Agent shall not be required to advance, expend or risk its own funds or otherwise incur or become exposed to financial liability in the performance of its duties hereunder.

          (d) The Auction Agent may perform its duties and exercise its rights hereunder either directly or by or through agents, attorneys, nominees or custodians and shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          6.3 Auction Agent's Disclaimer. The Auction Agent makes no representation as to the correctness of the recitals in this Auction Agent Agreement or the Broker-Dealer Agreement with respect to other parties thereto or the validity or adequacy of the Auction Rate Notes.

          6.4   Compensation, Remedies and Indemnification.

          (a) With respect to each Series of the Auction Rate Notes, not later than 12:00 noon on each Monthly Expense Payment Date, the Issuer shall direct the Indenture Trustee pay to the Auction Agent, pursuant to the Indenture and solely from moneys available therefor in the Distribution Account or Collection Account, a fee (the "Auction Agent Fee") in cash equal to the product of (i) 0.01% times (ii) a fraction, the numerator of which is the number of days since the later of the Closing Date or the date the Auction Agent Fee was last paid and the denominator of which is 360, times (iii) the aggregate principal amount of Auction Rate Notes of such Series outstanding since the later of the Closing Date or the date the Auction Agent Fee was last paid. The Auction Agent shall advise the Issuer of the amount referred to in the preceding sentence not later than 4:00 p.m. at least two Business Days preceding such Monthly Expense Payment Date.

          (b) The Indenture Trustee shall reimburse the Auction Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Auction

                                                         Auction Agent Agreement

     Agent in accordance with any provision of this Auction Agent Agreement or the Broker-Dealer Agreements (including the reasonable compensation and expenses and disbursements of its agents and counsel) from amounts available therefor in the Distribution Account or Collection Account. To the extent permitted by law and limited to amounts in the Trust Estate created by the Indenture, the Issuer shall indemnify and hold harmless the Auction Agent for and against any loss, liability or expense incurred without negligence or willful misconduct on the Auction Agent's part, arising out of or in connection with the acceptance or administration of its agency under this Auction Agent Agreement and the Broker-Dealer Agreements, including the reasonable costs and expenses (including the reasonable fees and expenses of its counsel) of defending itself against any such claim or liability in connection with its exercise or performance of any of its duties hereunder and thereunder and of enforcing this indemnification provision; provided that the Issuer shall not indemnify the Auction Agent pursuant to this Section 6.4(b) for any fees and expenses incurred by the Auction Agent in the normal course of performing its duties hereunder and under the Broker-Dealer Agreements, such fees and expenses being payable as provided in Section 6.4(a) above.

          (c) The provisions of Sections 6.4(a) shall be subject to fee arrangements between the parties in effect from time to time.

          6.5   Compensation of the Broker-Dealers.

          (a) With respect to each Series of the Auction Rate Notes, not later than 12:00 noon on each Monthly Expense Payment Date, the Issuer shall direct the Indenture Trustee pay to the Auction Agent, pursuant to the Indenture and solely from moneys available therefor in the Distribution Account or Collection Account, a fee (the "Broker-Dealer Fee") in cash equal to the product of (i) the Broker-Dealer Fee Rate times (ii) a fraction, the numerator of which is the number of days since the later of the Closing Date or the date the Broker-Dealer Fee was last paid and the denominator of which is 360, times (iii) the aggregate principal amount of Auction Rate Notes of such Series outstanding since the later of the Closing Date or the date the Broker-Dealer Fee was last paid. The Auction Agent shall advise the Issuer of the amount referred to in the preceding sentence not later than 4:00 p.m. at least two Business Days preceding such Monthly Expense Payment Date. The Auction Agent shall apply such monies as set forth in Section 2.5 of the Broker-Dealer Agreements.

          (b) After retaining an amount equal to the Auction Agent Fee as provided in Section 6.4 above, the Auction Agent shall pay the Broker-Dealer Fee as provided in Section 6.5(a) above solely out of amounts received by the Auction Agent pursuant to Appendix B to the Indenture. The Auction Agent shall advise the Issuer at least annually, at the request of an Authorized Issuer Officer, of the prevailing rate. The Broker-Dealer Fee Rate may be adjusted from time to time with the approval of an Authorized Issuer Officer upon a written request of the Auction Agent or a Broker-Dealer, delivered to the Indenture Trustee and the Issuer. The initial Broker-Dealer Fee Rate shall be 0.25% per annum. If the Broker-Dealer Fee Rate is changed pursuant to the terms hereof, the Auction Agent shall notify the Indenture Trustee thereof as provided in Section 2.6

                                       14
                                                         Auction Agent Agreement
     hereof. Any changes in the Broker-Dealer Fee Rate shall be effective on the Auction Date next succeeding such change.

     Section 7. Miscellaneous.

          7.1 Governing Law. This Auction Agent Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such state.

          7.2 Communications. Except for (i) communications authorized to be made by telephone pursuant to this Auction Agent Agreement or the Auction Procedures and (ii) communications in connection with Auctions (other than those expressly required to be in writing), all notices, requests and other communications to any party hereunder shall be in writing (including facsimile or similar writing) and shall be given to such party addressed to it at its address, or facsimile number set below:

If to the Market Agent:            Citigroup Global Markets Inc.
                                   388 Greenwich Street, 35/th/ Floor
                                   New York, New York 10013
                                   Attention: Student Loan Group
                                   Telephone Number: 212.816.9964
                                   Facsimile Number: 212.816.0598

If to the Auction Agent:           Deutsche Bank Trust Company Americas
                                   Corporate Trust & Agency Services
                                   60 Wall Street, 27/th/ Floor
                                   New York, New York 10005
                                   Attention:  Auction Rate Securities
                                   Telephone Number: 212.250.6645
                                   Facsimile Number: 212.797.8600

If to the initial Broker-Dealers:  Citigroup Global Markets Inc.
                                   390 Greenwich Street, 5/th/ Floor
                                   New York, New York 10013
                                   Attention: Short Term Trading
                                   Telephone Number: 212.723.7082
                                   Facsimile Number: 212.723.8809

                                   William R. Hough & Co.
                                   100 Second Avenue South, Suite 800
                                   St. Petersburg, Florida 33701
                                   Attention: Syndicate Desk
                                   Telephone Number: 727.825.7734
                                   Facsimile Number: 727.502.3625

                                                         Auction Agent Agreement

If to the Indenture Trustee:       Fifth Third Bank
                                   MD 10AT60
                                   38 Fountain Square Plaza
                                   Cincinnati, Ohio 45263
                                   Attention: Corporate Trust Administration
                                   Telephone: 513.534.0724
                                   Facsimile: 513.534.3115

If to the Issuer:                  Education Funding Capital Trust-III
                                   c/o Fifth Third Bank
                                   MD 10AT60
                                   38 Fountain Square Plaza
                                   Cincinnati, Ohio 45263
                                   Attention: Corporate Trust Administration
                                   Telephone: 513.534.0724
                                   Facsimile: 513.534.3115

with a copy to:                    Wilmington Trust Company
                                   Rodney Square North
                                   1100 North Market Street
                                   Wilmington, Delaware 19890-0001
                                   Attention: Corporate Trust Administration
                                   Telephone: 203.975.6112
                                   Facsimile: 203.975.6299

or such other address, telephone or facsimile number as such party may hereafter specify for such purpose by notice in writing to the other parties. Each such notice, request or communication shall be effective when delivered at the address specified herein. Communications shall be given on behalf of the Indenture Trustee by an Authorized Trustee Representative, on behalf of the Auction Agent by an Authorized Auction Agent Officer and on behalf of the Issuer by an Authorized Issuer Officer.

          7.3 Entire Agreement. This Auction Agent Agreement contains the entire agreement between the parties relating to the subject matter hereof, and there are no other representations, endorsements, promises, agreements or understandings, oral, written or inferred, between the parties relating to the subject matter hereof.

          7.4 Benefits. Nothing herein, express or implied, shall give to any Person, other than the Indenture Trustee, acting on behalf of the beneficial owners of the Auction Rate Notes, the Auction Agent, the Issuer and their respective successors and assigns, any benefit of any legal or equitable right, remedy or claim hereunder.

                                                         Auction Agent Agreement

          7.5   Amendment; Waiver.

          (a) This Auction Agent Agreement shall not be deemed or construed to be modified, amended, rescinded, canceled or waived, in whole or in part, except by a written instrument signed by duly authorized representatives of the parties hereto.

          (b) The Indenture Trustee and the Issuer shall not enter into or approve any amendment of or supplement to the Indenture that materially affects the Auction Agent's duties or obligations under the Indenture without obtaining the prior written consent of the Auction Agent. The Indenture Trustee shall promptly notify the Auction Agent of any amendment of or supplement to the Indenture, and shall provide a copy thereof to the Auction Agent upon request.

          (c) Failure of a party hereto to exercise any right or remedy hereunder in the event of a breach hereof by any other party shall not constitute a waiver of any such right or remedy with respect to any subsequent breach.

          7.6 Successors and Assigns. This Auction Agent Agreement shall be binding upon, inure to the benefit of and be enforceable by the respective successors and assigns of each of the Indenture Trustee, the Issuer and the Auction Agent. This Auction Agent Agreement may not be assigned by any party hereto absent the prior written consent of the other parties hereto, which consents shall not be unreasonably withheld.

          7.7 Severability. If any clause, provision or section hereof shall be ruled invalid or unenforceable by any court of competent jurisdiction, the invalidity or unenforceability of such clause, provision or section shall not affect any of the remaining clauses, provisions or sections hereof.

          7.8 Execution in Counterparts. This Auction Agent Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

[remainder of this page intentionally left blank; signatures begin on next page]

                                                         Auction Agent Agreement

     IN WITNESS WHEREOF, the parties hereto have caused this Auction Agent Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

                                        EDUCATION FUNDING CAPITAL TRUST-III,
                                        as Issuer, by Fifth Third Bank, not in
                                        its individual capacity, but solely as
                                        Co-Owner Trustee on behalf of the
                                        Issuer


                                        By:  /s/ Angela M. Weidell-LaBathe
                                            ------------------------------------
                                        Name:  Angela M. Weidell-LaBathe
                                        Title: Assistant Vice President and
                                               Senior Trust Officer


                                        FIFTH THIRD BANK, as Indenture Trustee


                                        By:  /s/ Angela M. Weidell-LaBathe
                                           -------------------------------------
                                        Name:  Angela M. Weidell-LaBathe
                                        Title: Assistant Vice President and
                                               Senior Trust Officer


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        as Auction Agent


                                        By:  /s/ Linda Reale
                                           -------------------------------------
                                        Name:  Linda Reale
                                        Title: Vice President


                                                         Auction Agent Agreement

                                    EXHIBIT A
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                         LIST OF INITIAL BROKER-DEALERS
                         ------------------------------

Notes:                                  Broker-Dealers:
----------                              -----------------------------

Series A-4                              William R. Hough & Co.

Series A-5                              Citigroup Global Markets Inc.

Series A-6                              Citigroup Global Markets Inc.

Series A-7                              Citigroup Global Markets Inc.

Series A-8                              Citigroup Global Markets Inc.

Series B-1                              Citigroup Global Markets Inc.

                                                         Auction Agent Agreement

                                    EXHIBIT B
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                                NOTICE OF RATINGS
                                -----------------

                       Education Funding Capital Trust-III

     $485,000,000 Education Loan Backed Notes consisting of Education Loan Backed Notes Series A-4, Series A-5, Series A-6, Series A-7, and 2003 A-8 (the "Series A Notes") and Education Loan Backed Notes Series B-1 (the "Series B Notes")

          NOTICE IS HEREBY GIVEN by Education Funding Capital Trust-III (the "Issuer") to Deutsche Bank Trust Company Americas, as the auction agent (the "Auction Agent") pursuant to Section 2.3(a) of the Auction Agent Agreement, that as of the date of this Notice:

          1. The rating by Fitch Ratings on the captioned Series __ Notes is ______ [and such rating is ["AAA" or higher/lower than AAA]]*;

          2. The rating by Moody's Investors Services, Inc. on the captioned Series __ Notes is ______ [and such rating is ["Aaa" or higher/lower than Aaa]]*;

          3. The rating by Standard & Poor's on the captioned Series __ Notes is ______ [and such rating is ["AAA" or higher/lower than AAA]]*;

          4. The rating by Fitch Ratings on the captioned Series __ Notes is ______ ["A" or higher/lower than A]] *.

          5. The rating by Moody's Investors Service, Inc. on the captioned Series __ Notes is ______ ["A3" or higher/lower than A3]]*; and

          6. The rating by Standard & Poor's on the captioned Series __ Notes is ______ ["A" or higher/lower than A]] *.

----------
*    The information in the outer brackets will be used as applicable whenever
(i) the Fitch rating is not equal to "AAA" on the Series A Notes and/or "A" on the Series B Notes, (ii) the Moody's rating is not equal to "Aaa" on the Series A Notes and/or "A3" on the Series B Notes, and/or (iii) the S&P rating is not equal to "AAA" on the Series A Notes and/or "A" on the Series B Notes.

                                                         Auction Agent Agreement

The Auction Agent may rely on such ratings for all purposes of the Indenture (as defined in the Auction Agent Agreement), including determination of the Maximum Rate thereunder, from the date hereof until further notice from the undersigned.

                                        EDUCATION FUNDING CAPITAL TRUST-III


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                                         Auction Agent Agreement

                                    EXHIBIT C
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                           NOTICE OF NOTES OUTSTANDING
                           ---------------------------

                       EDUCATION FUNDING CAPITAL TRUST-III
                           EDUCATION LOAN BACKED NOTES
                               SERIES [A][B]-[__]


          NOTICE IS HEREBY GIVEN that $___________ aggregate principal amount of Series [A][B]-[__] Notes were outstanding at the close of business on the immediately preceding Regular Record Date. Such aggregate principal amount of Series [A][B]-[__] Notes, less $___________ aggregate principal amount of Series [A][B]-[__] Notes to be redeemed by the Issuer pursuant to the Indenture, for a net aggregate principal amount of Series [A][B]-[__] Notes of $___________, will be available on the next Auction scheduled to be held on ________________.

          Terms used herein have the meanings set forth in the Indenture relating to the above-referenced issue.

                                        FIFTH THIRD BANK, as Indenture Trustee


                                        By:
                                           -------------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------


                                       C-1

                                                         Auction Agent Agreement

                                    EXHIBIT D
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                            NOTICE OF FEE RATE CHANGE
                            -------------------------

                       EDUCATION FUNDING CAPITAL TRUST-III
                           EDUCATION LOAN BACKED NOTES
                     SERIES A-4, A-5, A-6, A-7, A-8 and B-1


          NOTICE IS HEREBY GIVEN that the Broker-Dealer Fee Rate has been changed in accordance with Section 6.5(b) of the Auction Agent Agreement. The new Broker-Dealer Fee Rate shall be ______% per annum.

          Terms used herein have the meanings set forth in the Indenture relating to the above-referenced issue.

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Auction Agent


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                              ----------------------------------


APPROVED:

EDUCATION FUNDING CAPITAL TRUST-III


By:
   -------------------------------------

Name:
     -----------------------------------

Title:
      ----------------------------------

Date:
     -----------------------------------


                                       D-1

                                                         Auction Agent Agreement

                                    EXHIBIT E
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                           NOTICE OF A PAYMENT DEFAULT
                           ---------------------------

                       EDUCATION FUNDING CAPITAL TRUST-III
                           EDUCATION LOAN BACKED NOTES
                     SERIES A-4, A-5, A-6, A-7, A-8 and B-1


          NOTICE IS HEREBY GIVEN that a Payment Default has occurred and not been cured with respect to the Series [A][B]-___ Notes. Determination of the Auction Note Interest Rate on the Auction Rate Notes pursuant to the Auction Procedures will be suspended. The Auction Note Interest Rate on such Series of the Auction Rate Notes for the Interest Period commencing on or immediately after such Payment Default, and for each Interest Period thereafter, to and including the Interest Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured, will equal the Non-Payment Rate, as it is determined by the Indenture Trustee on the first day of such Interest Period.

          Terms used herein have the meanings set forth in the Indenture relating to the above-referenced issue.

                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Auction Agent


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------


                                       E-1

                                                         Auction Agent Agreement

                                    EXHIBIT F
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                              SETTLEMENT PROCEDURES
                              ---------------------


     If not otherwise defined below, capitalized terms used herein shall have the meanings given such terms in Appendix B to the Indenture. These Settlement Procedures apply separately to each Series of Auction Rate Notes.

     (a) On each Auction Date, not later than 3:00 p.m., the Auction Agent shall notify by telephone each Broker-Dealer that participated in the Auction held on such Auction Date and submitted an Order on behalf of an Existing Owner or Potential Owner of:

               (i) the Auction Note Interest Rate fixed for the next Interest Period;

               (ii)  whether there were Sufficient Bids in such Auction;

               (iii) if such Broker-Dealer (a "Seller's Broker-Dealer") submitted Bids or Sell Orders on behalf of an Existing Owner, whether such Bid or Sell Order was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be purchased or sold by such Existing Owner;

               (iv) if such Broker-Dealer (a "Buyer's Broker-Dealer") submitted a Bid on behalf of a Potential Owner, whether such Bid was accepted or rejected, in whole or in part, and the principal amount of Auction Rate Notes, if any, to be purchased by such Potential Owner;

               (v) if the aggregate amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Seller's Broker-Dealer submitted Bids or Sell Orders exceeds the aggregate principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Buyer's Broker-Dealer submitted a Bid, the name or names of one or more Buyer's Broker-Dealers (and the name of the Participant, if any, of each such Buyer's Broker-Dealer) acting for one or more purchasers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be purchased from one or more Existing Owners on whose behalf such Seller's Broker-Dealer acted by one or more Potential Owners on whose behalf each of such Buyer's Broker-Dealers acted;

               (vi) if the principal amount of Auction Rate Notes to be purchased by all Potential Owners on whose behalf such Buyer's Broker-Dealer submitted a Bid exceeds the amount of Auction Rate Notes to be sold by all Existing Owners on whose behalf such Seller's Broker-Dealer submitted a Bid or a Sell Order, the name or names of one or more Seller's Broker-Dealers (and the name of the Participant, if any, of each such Seller's Broker-Dealer) acting for one or more sellers of such excess principal amount of Auction Rate Notes and the principal amount of Auction Rate Notes to be sold to one or more Potential Owners on whose behalf such Buyer's Broker-Dealer acted by one or more Existing Owners on whose behalf each of such Seller's Broker-Dealers acted;

                                                         Auction Agent Agreement

               (vii) the Auction Date for the next succeeding Auction.

     (b) On each Auction Date, each Broker-Dealer that submitted an Order on behalf of any Existing Owner or Potential Owner shall:

               (i) advise each Existing Owner and Potential Owner on whose behalf such Broker-Dealer submitted a Bid or Sell Order in the Auction on such Auction Date whether such Bid or Sell Order was accepted or rejected, in whole or in part;

               (ii) in the case of a Broker-Dealer that is a Buyer's Broker-Dealer, advise each Potential Owner on whose behalf such Buyer's Broker-Dealer submitted a Bid that was accepted, in whole or in part, to instruct such Potential Owner's Participant to pay to such Buyer's Broker-Dealer (or its Participant) through the Securities Depository the amount necessary to purchase the principal amount of Auction Rate Notes to be purchased pursuant to such Bid against receipt of such Auction Rate Notes;

               (iii) in the case of a Broker-Dealer that is a Seller's Broker-Dealer, instruct each Existing Owner on whose behalf such Seller's Broker-Dealer submitted a Sell Order that was accepted, in whole or in part, or a Bid that was accepted, in whole or in part, to instruct such Existing Owner's Participant to deliver to such Seller's Broker-Dealer (or its Participant) through the Securities Depository the principal amount of Auction Rate Notes to be sold pursuant to such Order against payment therefor;

               (iv) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order and each Potential Owner on whose behalf such Broker-Dealer submitted a Bid of the Auction Note Interest Rate for the next Interest Period;

               (v) advise each Existing Owner on whose behalf such Broker-Dealer submitted an Order of the next Auction Date; and

               (vi) advise each Potential Owner on whose behalf such Broker-Dealer submitted a Bid that was accepted, in whole or in part, of the next Auction Date.

     (c) On the basis of the information provided to it pursuant to paragraph (a) above, each Broker-Dealer that submitted a Bid or Sell Order in an Auction is required to allocate any funds received by it in connection with such Auction pursuant to paragraph (b)(ii) above, and any Auction Rate Notes received by it in connection with such Auction pursuant to paragraph (b)(iii) above among the Potential Owners, if any, on whose behalf such Broker-Dealer submitted Bids, the Existing Owners, if any, on whose behalf such Broker-Dealer submitted Bids or Sell Orders in such Auction, and any Broker-Dealers identified to it by the Auction Agent following such Auction pursuant to paragraph (a)(v) or (a)(vi) above.

     (d)  On each Auction Date:

                                                         Auction Agent Agreement

               (i) each Potential Owner and Existing Owner with an Order in the Auction on such Auction Date shall instruct its Participant as provided in
(b)(ii) or (b)(iii) above, as the case may be;

               (ii) each Seller's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant (A) pay through the Securities Depository to the Participant of the Existing Holder delivering Auction Rate Notes to such Broker-Dealer following such Auction pursuant to paragraph (b)(ii) above the amount necessary to purchase such Auction Rate Notes against receipt of such Auction Rate Notes and (B) deliver such Auction Rate Notes through the Securities Depository to a Buyer's Broker-Dealer (or its Participant) identified to such Seller's Broker-Dealer pursuant to (a)(v) above against payment therefor; and

               (iii) each Buyer's Broker-Dealer that is not a Participant of the Securities Depository shall instruct its Participant to pay through the Securities Depository to a Seller's Broker-Dealer (or its Participant) identified following such Auction pursuant to (a)(vi) above the amount necessary to purchase Auction Rate Notes to be purchased pursuant to (b)(ii) above against receipt of such Auction Rate Notes.

     (e)  On the Business Day following each Auction Date:

               (i) each Participant for a Bidder in the Auction on such Auction Date referred to in (d)(i) above shall instruct the Securities Depository to execute the transactions described under (b)(ii) or (b)(iii) above for such Auction, and the Securities Depository shall execute such transactions;

               (ii) each Seller's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in
(d)(ii) above for such Auction, and the Securities Depository shall execute such transactions; and

               (iii) each Buyer's Broker-Dealer or its Participant shall instruct the Securities Depository to execute the transactions described in
(d)(iii) above for such Auction, and the Securities Depository shall execute such transactions.

     (f) If an Existing Owner selling Auction Rate Notes in an Auction fails to deliver such Auction Rate Notes (by authorized book-entry), a Broker-Dealer may deliver to the Potential Owner on behalf of which it submitted a Bid that was accepted a principal amount of Auction Rate Notes that is less than the principal amount of Auction Rate Notes that otherwise was to be purchased by such Potential Owner. In such event, the principal amount of Auction Rate Notes to be so delivered shall be determined solely by such Broker-Dealer. Delivery of such lesser principal amount of Auction Rate Notes shall constitute good delivery. Notwithstanding the foregoing terms of this paragraph (f), any delivery or nondelivery of Auction Rate Notes that shall represent any departure from the results of an Auction, as determined by the Auction Agent, shall be of no effect unless and until the Auction Agent shall have been notified of such delivery or nondelivery in accordance with the provisions of the Auction Agent Agreement and the Broker-Dealer Agreements. Neither the Indenture Trustee

                                                         Auction Agent Agreement
nor the Auction Agent shall have any responsibility or liability with respect to the failure of a Potential Owner, Existing Owner or their respective Broker-Dealer or Participant to take delivery of or deliver, as the case may be, the principal amount of Auction Rate Notes or to pay for the Auction Rate Notes purchased or sold pursuant to an Auction or otherwise.

                                                         Auction Agent Agreement

                                    EXHIBIT G
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                    NOTICE OF CONTINUATION OF AUCTION PERIOD
                    ----------------------------------------

                       EDUCATION FUNDING CAPITAL TRUST-III
                           EDUCATION LOAN BACKED NOTES
                     SERIES A-4, A-5, A-6, A-7, A-8 and B-1


          NOTICE IS HEREBY GIVEN that a condition for the establishment of a change in the length of one or more Auction Periods for the captioned Notes has not been met. An Auction will therefor be held on the next Auction Date (__________________) and the length of such Auction Period shall remain an Auction Period of _______ days.


                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Auction Agent


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------


                                       G-1

                                                         Auction Agent Agreement

                                    EXHIBIT H
                           TO AUCTION AGENT AGREEMENT
                           --------------------------

                             NOTICE OF INTEREST RATE
                             -----------------------

                       EDUCATION FUNDING CAPITAL TRUST-III
                           EDUCATION LOAN BACKED NOTES
                     SERIES A-4, A-5, A-6, A-7, A-8 and B-1


          NOTICE IS HEREBY GIVEN that Sufficient Bids necessary for the establishment of a change in the length of one or more Auction Periods for the captioned Notes have not been received. The Auction Note Interest Rate for the Auction Period commencing on _______________ shall be the least of the Auction Rate, the Net Loan Rate and the Maximum Rate, and such Auction Period shall remain an Auction Period of _____ days.


                                        DEUTSCHE BANK TRUST COMPANY
                                        AMERICAS, as Auction Agent


                                        By:
                                           -------------------------------------

                                        Name:
                                             -----------------------------------

                                        Title:
                                              ----------------------------------

                                        Date:
                                             -----------------------------------

                                       H-1
                                                         Auction Agent Agreement